UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 21, 2020

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation)	46-4341605 (I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah (Address of principal executive offices)	84078 (Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SDPI	NYSE MKT

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreements.

On April 14, 2020, certain subsidiaries of Superior Drilling Products, Inc. (the “Company”) entered into a promissory note (the “Note”) in favor of Zion Bancorporation, NA reflecting a loan in the amount of $891,600 (the “Loan”). The Loan is granted pursuant to the Paycheck Protection Program (the “PPP”) administered by the United States Small Business Administration as part of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which provides for forgiveness of up to the full principal amount and accrued interest of qualifying loans.

Pursuant to the terms of the Note, the Loan will bear a rate of interest equal to 1.00% per annum and matures on April 14, 2022 (the “Maturity Date”). Interest and principal payments are deferred until November 14, 2020, at which time principal that is not forgiven pursuant to the PPP shall convert to an amortizing term loan. Pursuant to the terms of the PPP, the principal may be forgiven if Loan proceeds are used for qualifying expenses as described in the CARES Act. On November 14, 2020, all accrued interest is due and payable, and equal installments of principal are due and payable monthly from that date through the Maturity Date. Interest is due and payable at the same time as the monthly principal payments. The Loan is also subject to certain late charges and a default rate as described in the Note.

The foregoing description of the Note is qualified in its entirety by reference to its full text, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Promissory Note dated April 14, 2020 in favor of Zions Bancorporation, NA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer